Equity	6 Months Ended
Jun. 30, 2025
Equity [Abstract]
EQUITY
11.	EQUITY

On March 19, 2024, the Group resolved to dispose Blockchain Dynamics Limited together with its subsidiary. The business was disposed to Mr. Herman Man Guo for exchange of 1,307,229 ordinary shares of the Company at a par value of $0.04. Therefore, a total of 1,307,229 ADSs was recorded as treasury shares as of June 30, 2025.

Sale of ordinary shares

On February 19, 2025, the Company entered into certain securities purchase agreement with certain non-U.S. persons as defined in Regulation S of the Securities Act of 1933, as amended, pursuant to which the Company agreed to sell up to an aggregate of 15,555,600 restricted ordinary shares of the Company, par value $0.04 per share, at a price of $0.45 per Share for an aggregate purchase price of approximately $7 million. The net proceeds to the Company from the offering shall be used by the Company for working capital and general corporate purposes.